UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 4, 2025

CSLM Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41219	98-1602789
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2400 E. Commercial Boulevard, Suite 900 Ft. Lauderdale, FL	33308
(Address of principal executive offices)	(Zip Code)

(954) 315-9381

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934: NONE

Securities registered pursuant to Section 12(g) of the Securities Exchange Act of 1934:

Title for each class	Trading Symbol(s)
Units, each consisting of one Class A ordinary share, one right and one-half of one redeemable warrant	CSLUF
Class A ordinary shares, par value $0.0001 per share	CSLMF
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	CSLWF
Rights to acquire one-tenth of one Class A ordinary share	CSLRF

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

As previously disclosed, on February 4, 2025, CSLM Acquisition Corp. (“CSLM”) issued a 3rd amended and restated promissory note (the “3rd A&R Note”) to increase the amount the Company may borrow from $2,750,000 to $3,000,000. The 3rd A&R Note bears interest at a rate of 4.75% per annum, and is payable on the earlier to occur of (i) the date by which the Company has to complete a business combination or (ii) the effective date of a business combination. In the event of a Business Combination, the outstanding balance payable may be repaid at the payee’s discretion, (i) in cash, or (ii) $1,491,000 of the Principal and its accrued and unpaid interest shall be converted into CSLM’s Class A ordinary shares at a share price of Four Dollars ($4.00), the balance of which shall be payable in cash at the closing of the Business Combination.

On May 23, 2025, CSLM amended the 3rd A&R Note solely to increase the amount the Company may borrow from $3,000,000 to $4,000,000 (“Amendment 1”). All other provisions of the 3rd A&R Note remain the same.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in “Item 1.01 Entry into a Material Definitive Agreement” relating to the Amendment 1 to the 3rd A&R Note is incorporated by reference herein in its entirety.

The foregoing description of Amendment 1 to the 3rd A&R Note is qualified in its entirety by reference to the full text of Amendment 1 to 3rd A&R Note, a copy of which is filed with this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Amendment No. 1 to 3rd Amended & Restated Promissory Note dated May 23, 2025

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CSLM Acquisition Corp.

Dated: May 23, 2025	By:	/s/ Charles Cassel
	Name:	Charles Cassel
	Title:	Chief Executive Officer